Summary Prospectus Cambiar SMID Fund Investor Class Shares: CAMMX | Institutional Class Shares: CAMUX The Advisors’ Inner Circle Fund March 1, 2026

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.cambiar.com/documents-forms. You can also get this information at no cost by calling 1-866-777-8227, by sending an e-mail request to cambiarfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Redefining Value Investing Since 1973®

Fund Investment Objective

The Cambiar SMID Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares and Investor Class Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.80%	0.80%
Other Expenses	0.28%	0.39%
Shareholder Service Fees[1]	None	0.10%
Other Operating Expenses	0.28%	0.29%
Total Annual Fund Operating Expenses	1.08%	1.19%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.23)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.85%	0.95%

[1]	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.
[2]

Cambiar Investors, LLC (“Cambiar,” or, the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding any class-specific expenses (including shareholder servicing fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of each of the Fund’s share classes until March 1, 2027. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of the fees waived or reduced or other payments remitted by the Adviser during the rolling three-year period preceding the date of the reimbursement if at

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any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver or expense payment; and (ii) at the time of the reimbursement. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2027. This Agreement automatically terminates upon the termination of the investment advisory agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$87	$321	$573	$1,296
Investor Class Shares	$97	$354	$631	$1,422

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund generally considers small- and mid-sized companies to be those with market capitalizations not greater than that of the largest company in the Russell 2500® Value Index ($37.12 billion as of December 31, 2025) at the time of initial purchase.

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In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies. Companies entering the portfolio generally need to satisfy Cambiar’s criteria on four levels: quality, valuation, value creation/catalyst, and risk-reward criteria:

Quality – Cambiar’s analysts seek companies that are best-of-breed operators within their industries. Eligible businesses for the portfolio are evaluated based on the following characteristics:

●

Management – Management teams should have a track record of success that has benefitted not just public shareholders such as the Fund, but a wide range of stakeholders, e.g., employees, customers, suppliers.

●	Consistent margins – Companies with above average and consistent margins suggest a relatively high value-add product or service and defensible market position.

●	Return on invested capital (ROIC) – Demonstrates a pattern of value creation and capital discipline.

●	Low leverage – Companies with strong balance sheets do not need to depend on the vagaries of the debt and/or equity markets to sustain their businesses.

●

Free cash flow (“FCF”) – We view FCF to be a better measure of economic value creation versus alternative metrics such as earnings before interest, taxes, depreciation, and amortization (“EBITDA”) or earnings per share (“EPS”) because Cambiar believes that FCF is less subject to manipulation.

Valuation – Cambiar evaluates broadly accepted and recognized financial measures in gauging valuation. An underlying premise of the Cambiar philosophy is that certain industries tend to follow certain valuation ranges; the market does not randomly value stocks. Our preference is to invest in companies that are trading at a reasonable valuation relative to their historical trading range. The Cambiar team will use a variety of metrics in gauging valuation; examples include Price/Earnings, Price/Book Value and FCF Yield.

Value Creation/Catalyst – Cambiar’s research process also seeks to identify some form of fundamental positive development(s) that we believe the market is overlooking / underappreciating. Such catalysts may come in varying forms – examples include new product introductions, managerial changes, divestiture of an underperforming division, or simply better financial performance. Valuation, in and of itself, is not a catalyst – there must be some identifiable event that we believe will cause investors to positively reassess the business.

Risk-Reward Criteria – The final criteria is the investment team’s assessment of the issuer’s upside potential: companies entering the portfolio should possess an attractive total return potential that includes both price appreciation and dividends (if applicable) over a forward 1- to 2-year timeframe. While Cambiar

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may not achieve this return target over the desired timeframe – or at all – the return requirement is intended to channel research efforts toward those situations that appear to offer the most compelling risk/return tradeoffs.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser generally will not sell a stock simply because of a decline in price, and may add to the position if the investment thesis remains intact.

Principal Risks of Investing in the Fund

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk - Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

Market Risk - A number of factors can affect financial markets generally, which in turn, can impact the value of the Fund’s investments. Economic considerations such as GDP growth, interest rates, inflation, monetary and fiscal policy, trade policy and tariffs, barriers to capital formation and reinvestment, market instability, and budgetary deficits are key considerations in how overall markets perform. Political factors, including elections and political instability and unrest, foreign or domestic, can affect the extent to which investors choose to participate in financial markets. Actual or threatened war or armed conflicts and acts of terrorism could also affect the securities markets. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the

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markets in general in significant and unforeseeable ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Small- and Mid-Capitalization Company Risk - The Fund is also subject to the risk that small- and mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small- and mid-capitalization companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in smaller companies may pose additional risks, including liquidity risk, because these companies tend to have more limited product lines, markets and financial resources, may incur higher borrowing costs, and may depend upon a relatively small management team. Therefore, stocks of smaller companies may be more volatile than those of larger companies. Portfolio securities may be traded over-the-counter or listed on an exchange.

Value Investing Risk - The Fund is an actively managed mutual fund that pursues a “value” style of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for meeting or exceeding earnings expectations is inaccurate, the Fund may not achieve its intended results and could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of equity market performance generally, as well as a narrower index with characteristics more relevant to the Fund’s investment strategies (Russell 2500® Value Index). Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available at www.cambiar.com or by calling 1-866-777-8227.

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During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 22.58% (quarter ended 12/31/2020) and the lowest return for a quarter was (31.26)% (quarter ended 3/31/2020).

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on November 3, 2014. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 3, 2014. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of shares.

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	1 Year	5 Years	10 Years	Since Inception (05/31/11)
Investor Class Shares
Fund Returns Before Taxes	0.04%	5.26%	9.06%	8.46%
Fund Returns After Taxes on Distributions	(6.09)%	2.81%	7.48%	7.25%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.50%	3.87%	7.21%	6.88%
Institutional Class Shares
Fund Returns Before Taxes	0.12%	5.35%	9.14%	8.51%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%	13.36%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	12.73%	10.02%	9.72%	9.20%

Investment Adviser

Cambiar Investors, LLC

Fund Management

The SMID Fund is managed by the domestic investment team. This team includes:

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999, is Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2011.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2011.

Joseph S. Chin, CFA, Investment Principal, joined the Adviser in 2019 and has served on the portfolio team for the Fund since 2019.

Adam Ballantyne, Investment Principal, joined the Adviser in 2017 and has served on the portfolio team for the Fund since 2017.

Richard Carney, Investment Principal, joined the Adviser in 2023 and has served on the portfolio team for the Fund since 2023.

Purchasing and Selling Fund Shares

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the

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Fund for the first time, you must invest at least $500,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If the value of your Institutional Class Share holdings are below $250,000 at any time, the Fund reserves the right to convert, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

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